Exhibit 99.1

Cipher Mining Provides Second Quarter 2024 Business Update

Current hashrate of ~8.7 EH/s on target for ~13.5 EH/s by end of 2024 and ~35.0 EH/s by end of 2025

Acquiring additional 1.7 GW of power capacity suitable for HPC infrastructure or bitcoin mining

Second Quarter 2024 GAAP Net Loss of $15m, and Non-GAAP Adjusted Loss of $3m

NEW YORK—August 13, 2024—Cipher Mining Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”) today announced results for its second quarter ended June 30, 2024, with an update on its operations and business strategy.

“We currently operate ~8.7 EH/s of self-mining hashrate and are on track to hit ~13.5 EH/s by year-end 2024, and ~35.0 EH/s by year-end 2025,” said Tyler Page, CEO of Cipher.

“In addition to constructing the 300 MW facility at Black Pearl, we are on track to close the acquisition of our new Reveille data center site with up to 200 MW of capacity and are pleased to announce we have executed a term sheet for an option to acquire three new sites with a cumulative power capacity of 1.5 GW. These sites are well-suited for both bitcoin mining and HPC data centers. With our operations and construction teams, which are led by seasoned experts who have built and run HPC data centers for some of the top hyperscalers in the world, we are uniquely positioned to maximize opportunities in both bitcoin mining and HPC infrastructure.”

“We expect developing HPC infrastructure will be complementary to our bitcoin mining business and that we can strike the right balance between the two business lines to drive significant shareholder value for many years,” concluded Mr. Page.

Finance and Operations Highlights

•
Upgrade of Odessa site bringing total self-mining hashrate to ~13.5 EH/s on track for Q4 2024
•
Construction of 300 MW data center at Black Pearl underway with expected energization in Q2 2025
•
Acquisition of Reveille data center site with up to 200 MW of capacity well-suited for HPC data centers expected to close soon
•
Executed term sheet for option to acquire 1.5 GW of new sites in North America suitable for both HPC or bitcoin mining data centers
•
Q2 2024 GAAP diluted net loss of $0.05 per share, and non-GAAP diluted adjusted loss of $0.01 per share

Business Update Call and Webcast

The live webcast and a webcast replay of the conference call can be accessed from the investor relations section of Cipher’s website at https://investors.ciphermining.com. To access this conference call by telephone, register here to receive dial-in numbers and a unique PIN to join the call.

About Cipher

Cipher is an emerging technology company focused on the development and operation of bitcoin mining data centers. Cipher is dedicated to expanding and strengthening the Bitcoin network's critical infrastructure. Together with its diversely talented team and strategic partnerships, Cipher aims to be a market leader in bitcoin mining growth and innovation. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of and additional bitcoin mining data centers, expectations regarding the operations of mining centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 5, 2024, and in Cipher’s subsequent filings with the

Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Contact:

Josh Kane

Head of Investor Relations at Cipher Mining

josh.kane@ciphermining.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com

CIPHER MINING INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except for share and per share amounts)

	June 30, 2024	December 31, 2023
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$122,557	$86,105
Accounts receivable	286	622
Receivables, related party	176	245
Prepaid expenses and other current assets	3,599	3,670
Bitcoin	138,079	32,978
Derivative asset	44,702	31,878
Total current assets	309,399	155,498
Property and equipment, net	239,075	243,815
Deposits on equipment	58,063	30,812
Intangible assets, net	8,503	8,109
Investment in equity investees	49,949	35,258
Derivative asset	78,228	61,713
Operating lease right-of-use asset	9,926	7,077
Security deposits	22,246	23,855
Other noncurrent assets	203	-
Total assets	$775,592	$566,137
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$13,733	$4,980
Accounts payable, related party	-	1,554
Accrued expenses and other current liabilities	17,855	22,439
Finance lease liability, current portion	3,595	3,404
Operating lease liability, current portion	1,262	1,166
Warrant liability	-	250
Total current liabilities	36,445	33,793
Asset retirement obligation	19,337	18,394
Finance lease liability	9,281	11,128
Operating lease liability	9,181	6,280
Deferred tax liability	10,577	5,206
Total liabilities	84,821	74,801
Commitments and contingencies (Note 13)
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of June 30, 2024 and December 31, 2023	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 335,557,872 and 296,276,536 shares issued as of June 30, 2024 and December 31, 2023, respectively, and 328,616,426 and 290,957,862 shares outstanding as of June 30, 2024, and December 31, 2023, respectively	336	296
Additional paid-in capital	802,610	627,822
Accumulated deficit	(112,168)	(136,777)
Treasury stock, at par, 6,941,446 and 5,318,674 shares at June 30, 2024 and December 31, 2023, respectively	(7)	(5)
Total stockholders’ equity	690,771	491,336
Total liabilities and stockholders’ equity	$775,592	$566,137

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for share and per share amounts)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Revenue - bitcoin mining	$36,808	$31,224	$84,945	$53,119
Costs and operating expenses (income)
Cost of revenue	14,281	15,868	29,101	24,009
Compensation and benefits	16,285	12,668	29,321	24,605
General and administrative	8,365	8,667	14,442	14,150
Depreciation and amortization	20,251	14,412	37,495	26,067
Change in fair value of derivative asset	(21,980)	(3,222)	(29,339)	(8,550)
Power sales	(1,109)	(5,651)	(2,282)	(5,749)
Equity in losses (gains) of equity investees	577	1,431	(161)	2,181
Losses (gains) on fair value of bitcoin	16,309	(860)	(24,247)	(5,124)
Other gains	-	-	-	(2,260)
Total costs and operating expenses (income)	52,979	43,313	54,330	69,329
Operating (loss) income	(16,171)	(12,089)	30,615	(16,210)
Other income (expense)
Interest income	1,053	25	1,839	101
Interest expense	(372)	(485)	(772)	(886)
Change in fair value of warrant liability	-	(22)	250	(59)
Other income (expense)	727	(12)	(1,231)	(12)
Total other income (expense)	1,408	(494)	86	(856)
(Loss) income before taxes	(14,763)	(12,583)	30,701	(17,066)
Current income tax expense	(335)	(31)	(721)	(48)
Deferred income tax expense	(193)	(584)	(5,371)	(637)
Total income tax expense	(528)	(615)	(6,092)	(685)
Net (loss) income	$(15,291)	$(13,198)	$24,609	$(17,751)
Net (loss) income per share - basic and diluted	$(0.05)	$(0.05)	$0.08	$(0.07)
Weighted average shares outstanding - basic	314,353,742	249,127,664	305,497,621	248,892,181
Weighted average shares outstanding - diluted	314,353,742	249,127,664	316,652,300	248,892,181

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six months ended June 30,
	2024	2023
Cash flows from operating activities
Net income (loss)	$24,609	$(17,751)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	37,192	26,067
Amortization of intangible assets	303	-
Amortization of operating right-of-use asset	565	452
Share-based compensation	21,654	17,988
Equity in (gains) losses of equity investees	(161)	2,181
Non-cash lease expense	762	878
Other operating activities	(1,839)	-
Income taxes	5,371	637
Bitcoin received as payment for services	(85,281)	(52,836)
Change in fair value of derivative asset	(29,339)	(8,550)
Change in fair value of warrant liability	(250)	59
Gains on fair value of bitcoin	(24,247)	(5,124)
Changes in assets and liabilities:
Accounts receivable	336	(282)
Receivables, related party	69	(512)
Prepaid expenses and other current assets	71	4,994
Security deposits	1,609	(12)
Other non-current assets	(203)	-
Accounts payable	(47)	(185)
Accounts payable, related party	-	(1,529)
Accrued expenses and other current liabilities	(2,745)	6,323
Lease liabilities	(417)	(594)
Net cash used in operating activities	(51,988)	(27,796)
Cash flows from investing activities
Proceeds from sale of bitcoin	10,334	52,475
Deposits on equipment	(35,748)	(2,932)
Purchases of property and equipment	(15,766)	(28,541)
Purchases and development of software	(698)	-
Prepayments on financing leases	-	(3,676)
Capital distributions from equity investees	-	3,807
Investment in equity investees	(20,435)	(3,095)
Net cash (used in) provided by investing activities	(62,313)	18,038
Cash flows from financing activities
Proceeds from the issuance of common stock	163,276	2,821
Offering costs paid for the issuance of common stock	(2,868)	(76)
Repurchase of common shares to pay employee withholding taxes	(7,237)	(1,114)
Principal payments on financing lease	(2,418)	(2,059)
Net cash provided by (used in) financing activities	150,753	(428)
Net increase (decrease) in cash and cash equivalents	36,452	(10,186)
Cash and cash equivalents, beginning of the period	86,105	11,927
Cash and cash equivalents, end of the period	$122,557	$1,741

	Six months ended June 30,
	2024	2023
Supplemental disclosure of noncash investing and financing activities
Reclassification of deposits on equipment to property and equipment	$13,799	$72,130
Bitcoin received from equity investees	$5,907	$317
Settlement of related party payable related to master services and supply agreement	$1,554	$-
Right-of-use asset obtained in exchange for finance lease liability	$3,414	$14,212
Equity method investment acquired for non-cash consideration	$-	$1,926
Sales tax accrual on machine purchases	$-	$1,837
Finance lease cost in accrued expenses	$-	$2,034

Non-GAAP Financial Measures

The following are reconciliations of our Adjusted Earnings, in each case excluding the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability, to the most directly comparable GAAP measures for the periods indicated (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Reconciliation of Adjusted Earnings:
Net (loss) income	$(15,291)	$(13,198)	$24,609	$(17,751)
Change in fair value of derivative asset	(21,980)	(3,222)	(29,339)	(8,550)
Share-based compensation expense	13,336	9,178	21,654	17,988
Depreciation and amortization	20,251	14,412	37,495	26,067
Deferred income tax expense	193	584	5,371	637
Other gains - nonrecurring	-	-	-	(2,260)
Change in fair value of warrant liability	-	22	(250)	59
Adjusted (loss) earnings	(3,491)	7,776	59,540	16,190

Reconciliation of Adjusted (loss) earnings per share:
Adjusted (loss) earnings	$(3,491)	$7,776	$59,540	$16,190
Weighted average shares outstanding - diluted	314,353,742	249,127,664	316,652,300	248,892,181
Adjusted (loss) earnings per share	$(0.01)	$0.03	$0.19	$0.07